Exhibit 10.1

FIRST AMENDMENT TO
AGREEMENT OF LIMITED PARTNERSHIP
OF
ARANTINE HILLS HOLDINGS LP

THIS FIRST AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP (this "Amendment") of Arantine Hills Holdings LP is dated as of July 27, 2018 and is entered into by and among TNHC-ARANTINE GP LLC, a Delaware limited liability company, as general partner (the “General Partner”), and ARANTINE HILLS EQUITY LP, a Delaware limited partnership, and TNHC LAND COMPANY LLC, a Delaware limited liability company, as limited partners (together, the “Limited Partners” and collectively with the General Partner, the “Partners”).
R E C I T A L S:
A.    WHEREAS, Arantine Hills Holdings LP (the “Partnership”) was formed by the filing of its Certificate of Limited Partnership in the Office of the Secretary of State of the State of Delaware on July 17, 2014 and is currently governed by that certain Agreement of Limited Partnership dated as of July 31, 2014, as affected by that certain letter agreement dated as of June 28, 2017 from the General Partner to Arantine Hills Equity LP regarding Funding of Excess Shortfall (as amended and affected to date, the “Initial Partnership Agreement” and as amended hereby and as the same may be further amended, modified, supplemented, restated from time to time, the “Partnership Agreement”).
B.    WHEREAS, the Partners desire to amend the Initial Partnership Agreement to correct a scrivener’s error in the signature block for Arantine Hills Equity LP and to update the notice address for Arantine Hills Equity LP.
C.     Capitalized terms not defined herein shall have the meanings ascribed thereto in the Initial Partnership Agreement.
NOW, THEREFORE, the Initial Partnership Agreement, as presently in effect, is hereby amended as follows:

1.    Arantine Hills Equity LP. The signature pages to the Initial Partnership Agreement contains a scrivener’s error in that it lists the general partner of Arantine Hills Equity LP as “Arantine Hills Equity GP LLC, a Delaware limited liability company”, but the correct name of the general partner of Arantine Hills Equity LP is “AHEquity I GP LLC, a Delaware limited liability company”. AHEquity I GP LLC is, and always has been, the general partner of Arantine Hills Equity LP and duly authorized the execution and delivery of the Initial Partnership Agreement, this Amendment and all actions taken by Arantine Hills Equity LP on and prior to the date hereof. The Partners hereby acknowledge the typographical error set forth in the Initial Partnership Agreement and ratify and approve the Initial Partnership Agreement and any actions taken thereunder on or prior to the date hereof as if the general partner of Arantine Hills Equity LP had been correctly stated on the respective signature pages.

[Signature Page to Arantine Hills Holdings LP First Amendment to LPA]

2.    Notices. All notices, requests and other communications to be sent to the Arantine Hills Equity LP shall be sent to the address set forth immediately below in this paragraph 3, as such address may be changed by Arantine Hills Equity LP pursuant to the terms of the Initial Partnership Agreement, as amended hereby:

c/o Tricon Capital Group
7 St. Thomas Street, Suite #8011067 Yonge Street
Toronto, Canada
M5S-2B7
Attn: Jeremy Scheetz
Attn: David Veneziano, Esq.
Fax No.: 416.925.5022

3.    Miscellaneous. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware. Except as herein amended and modified, the Initial Partnership Agreement, including all Exhibits and Schedules thereto, shall remain in full force and effect and this Amendment and all attachments hereto, shall be incorporated therein and made a part thereof.

[Signatures on Following Page]

[Signature Page to Arantine Hills Holdings LP First Amendment to LPA]

IN WITNESS WHEREOF, the parties hereto have affixed their signatures as of the day and year first above written.

GP:    TNHC-ARANTINE GP LLC,
a Delaware limited liability company

By:/s/ Tom Redwitz
Name: Tom Redwitz
Title: CIO

By: /s/ David Norman
Name: David Norman
Title: VP, Corporate Controller

TRICON:    ARANTINE HILLS EQUITY LP,
a Delaware limited liability partnership

By:	AHEquity I GP LLC, a Delaware limited liability company, its General Partner

By: /s/ David Veneziano
Name: David Veneziano
Title: Vice President

TNHC:	TNHC LAND COMPANY LLC, a Delaware limited liability company

By: /s/ Tom Redwitz
Name: Tom Redwitz
Title: CIO

By: /s/ David Norman
Name: David Norman
Title: VP, Corporate Controller

[Signatures continue on following page.]

[Signature Page to Arantine Hills Holdings LP First Amendment to LPA]

TNHC Realty joins herein to acknowledge its obligations under Section 7.17 of the Agreement.
TNHC Realty:
TNHC REALTY & CONSTRUCTION, INC.,
a Delaware corporation

By: /s/ Tom Redwitz
Name: Tom Redwitz
Title: CIO

[Signature Page to Arantine Hills Holdings LP First Amendment to LPA]